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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 7, 2007
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                Date of Report (Date of earliest event reported)

                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   0-19557                36-3777824
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)

                1955 W. Field Court, Lake Forest, Illinois 60045
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  (847) 803-4600
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

      On February 7, 2007, Salton, Inc. (the "Company" or "Salton") entered into an Agreement and Plan of Merger ("the Merger Agreement") with SFP Merger Sub, Inc., a Delaware corporation ("MergerSub") and a wholly owned direct subsidiary of the Company, and APN Holding Company, Inc., a Delaware corporation ("APN Holdco"), pursuant to which, among other things, MergerSub will merge with and into APN Holdco (the "Merger"). APN Holdco acquired all of the outstanding common shares of Applica Incorporated on January 23, 2007.

      Harbinger Capital Partners Master Fund I, Ltd. (the "Master Fund") owns approximately 81% of the outstanding shares of common stock of APN Holdco and Harbinger Capital Partners Special Situations Fund, L.P. (together with the Master Fund, "Harbinger Capital Partners") owns approximately 19% of the outstanding shares of common stock of APN Holdco. Together, Harbinger Capital Partners owns 701,600 shares of the Company's common stock, 30,000 shares of the Company's Series A Convertible Voting Preferred Stock, and has substantial additional holdings in the Company's shares of Series C Nonconvertible (Non Voting) Preferred Stock, 2008 senior subordinated notes and second lien notes.

      As a result of the Merger, Harbinger Capital Partners would receive approximately 83 percent of the outstanding common stock of the Company immediately following the Merger.

      The Company has made customary representations and warranties in the Merger Agreement, including representations and warranties with respect to, among other things, (i) due organization and corporate power, (ii) authority and validity of agreement, (iii) consents and approvals, (iv) absence of untrue statements or material omissions in the proxy statement and additional filings with the Securities and Exchange Commission, (v) capitalization, (vi) absence of certain events, (vii) litigation, (viii) title to property, (ix) absence of undisclosed liabilities, and (x) compliance with law.

      The Company has also agreed to certain restrictions and limitations on future transactions, including covenants to, among other things, (i) carry on the business of the Company in the ordinary course, (ii) not pay any dividends on or make other distributions in respect of its capital stock, (iii) not amend its certificate of incorporation, bylaws or other governing documents and (iv) not make any acquisitions or loans other than those permitted by the Merger Agreement.

      Consummation of the Merger is subject to various conditions, including the approval by the Company's stockholders, the receipt of certain third party consents, the delivery by APN Holdco of executed financing commitments within 45 days of the date of the Merger Agreement, the funding of those or alternative commitments and the absence of legal impediments to the consummation of the Merger. The parties previously made all filings required under the Hart-Scott-Rodino Antitrust Improvements Act, and the waiting period thereunder expired in January 2007.

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      Upon consummation of the Merger, the Company's Certificate of
Incorporation will be amended to increase the number of authorized shares of common stock of the Company.

      The Merger Agreement contains certain termination rights for both the Company and APN Holdco and provides that, under certain circumstances, if financing commitments are not delivered within 45 days or the funding thereof does not occur, APN Holdco would be obligated to pay the Company a termination fee of $10.3 million (which fee may be paid through the surrender by Harbinger Capital Partners of $10.3 million of the Company's outstanding 2008 senior subordinated notes or second lien notes). The Merger Agreement further provides that upon termination of the Merger Agreement as the result of either the Company's Board of Directors withdrawing its recommendation for the Merger or a superior proposal, the Company would be obligated to pay APN Holdco a termination fee of $2.5 million plus up to $2.0 million of expenses (or, if APN Holdco has not delivered the financing commitments prior to such termination, a termination fee of $1.5 million plus up to $1.0 million of expenses).

      The foregoing description of the Merger Agreement does not purport to describe all of the terms of such agreement and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Commitment Agreement

      Concurrently with the execution of the Merger Agreement, Harbinger Capital Partners entered into a Commitment Agreement pursuant to which Harbinger Capital Partners, among other things, (i) agree to execute and deliver and not revoke or modify their unanimous written consent approving the transaction and (ii) subject to certain exceptions, not to transfer any of their shares of APN Holdco common stock prior to the Effective Time.

      The foregoing description of the Commitment Agreement does not purport to describe all of the terms of such agreement and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as
Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Stockholders Agreement

      The Merger Agreement requires that, at the Effective Time, the Company and Harbinger Capital Partners enter into a Stockholders Agreement pursuant to which, (i) subject to certain exceptions, for a period of 12 months following the Effective Time, Harbinger Capital Partners and certain affiliated entities will agree not to acquire additional shares of common stock of the Company that would result in Harbinger Capital Partners owning more than 90% of the outstanding common stock of the Company, (ii) Harbinger Capital Partners and the Company will ensure that at least three members of the Board of Directors are Independent Directors for as long as the securities of the Company are listed on the NYSE, and (iii) subject to certain exceptions, for a period of 12 months following the Effective Time, the Company will not engage in transactions with Harbinger Capital Partners in excess of $1,000,000 without the

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approval of a majority of the Independent Directors, except under certain circumstances as set forth therein.

      The foregoing description of the Stockholders Agreement does not purport to describe all of the terms of such agreement and is qualified in its entirety by reference to the full text of the form of such agreement, a copy of which is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

      The Merger Agreement requires that at the Effective Time the Company and Harbinger Capital Partners enter into a Registration Rights Agreement pursuant to which the Company agreed to provide certain demand and piggyback registration rights to APN Holdco Stockholders.

      The foregoing description of the Registration Rights Agreement does not purport to describe all of the terms of such agreement and is qualified in its entirety by reference to the full text of the form of such agreement, a copy of which is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      The disclosures in Item 1.01 are incorporated in this Item 3.02 by reference.

      The shares of Salton common stock issuable in connection with the Merger to holders of APN Holdco common stock will be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to one or more exemptions therefrom, including Section 5 of the Securities Act set forth in Section 4(2) thereof and Regulation D promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of the Regulation D promulgated under the Securities Act of 1933.

      Such shares of Salton common stock have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements. Salton may be required to register the shares under the Securities Act pursuant to the terms of the Merger Agreement and the Registration Rights Agreement contemplated thereby.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

      The disclosures in Item 1.01 are incorporated in this Item 3.03 by reference.

      In connection with the Merger Agreement, the Company and UMB Bank, N.A., the Rights Agent entered into a Second Amendment to Rights Agreement, which has the effect of making the Company's existing Rights Agreement, dated as of June 28, 2004 and as subsequently amended as of June 7, 2006, and the rights issued to the Company's stockholders thereunder, inapplicable to the specific transactions contemplated by the Merger Agreement.

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      In connection with the Merger Agreement, the board of directors of the
Company approved and recommended for approval by the stockholders of the Company an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 150 million.

      The foregoing descriptions of the Second Amendment to the Rights Agreement and the amendment to the Company's Restated Certificate of Incorporation do not purport to describe all of the terms of such agreement and amendment and are qualified in its entirety by reference to the full text of such agreement and amendment, copies of which are filed as Exhibit 99.5 and Exhibit 99.6, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

      On February 8, 2007, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.6 and incorporated herein by reference, announcing the signing of the Merger Agreement.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

      Certain matters discussed in this Form 8-K are "forward-looking statements" intended to qualify for the safe harbors from liability established by the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salton undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) the ability of APN Holdco to obtain executed debt commitment letters within 45 days of the date of the merger agreement and the funding thereof, (2) the failure to obtain approval of the merger from Salton stockholders, (3) the failure to obtain required third party consents to the Merger, (4) the ability of the two businesses to be integrated successfully, (5) the ability of the new company to fully realize the cost savings and any synergies from the proposed transaction within the proposed time frame, (6) disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers, (7) the failure to maintain continued listing on the New York Stock Exchange of Salton's common stock, (8) customer acceptance of the new combined entity, (9) changes in the sales prices, product mix or levels of consumer purchases of kitchenware and small electric household appliances, economic conditions and the retail environment, (10) bankruptcy of or loss of major retail customers or suppliers, (11) changes in costs including transportation costs, of raw materials, key component parts or sourced products, (12) delays in delivery or the unavailability of raw materials, key component parts or sourced products,
(13) changes in suppliers, (14) exchange rate fluctuations, changes in the foreign import tariffs and monetary policies, and other changes in the regulatory climate in the foreign countries in which Salton and Applica buy, operate and/or sell products, (15) product liability, regulatory actions or other litigation, warranty claims or returns of products, (16) customer acceptance of

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changes in costs of, or delays in the development of new products, (17) delays in or increased costs of restructuring programs and (18) increased competition, including consolidation within the industry; as well as other risks and uncertainties detailed from time to time in Salton's Securities and Exchange Commission filings.

                             ADDITIONAL INFORMATION

      In connection with the Merger, Salton intends to file with the SEC and furnish to its stockholders a proxy statement. Stockholders are advised to read the proxy statement when it is finalized and distributed to stockholders because it will contain important information about the Merger. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Salton, Inc. 1955 W. Field Court, Lake Forest, Illinois 60045, Attention: Corporate Secretary, Telephone (847) 803-4600, or from Salton's website, www.salton.com.

      Salton and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from stockholders of Salton in favor of the amendment to the Company's Certificate of Incorporation and issuance of common stock in connection with the Merger. Information regarding the persons who may be considered "participants" in the solicitation of proxies will be set forth in Salton's proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of Salton common stock is also set forth in Salton's most recent proxy statement and annual report on Form 10-K, which are available on Salton's website and www.sec.gov. Additional information regarding the interests of the participants will be included in the proxy statement and other relevant documents filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1 Agreement and Plan of Merger dated as of February 7, 2007 by and between Salton, Inc., SFP Merger Sub, Inc. and APN Holding Company, Inc.

            99.2 Commitment Agreement dated as of February 7, 2007 by and between Salton, Inc., Harbinger Capital Partners Master Fund I, Ltd., and Harbinger Capital Partners Special Situations Fund, L.P.

            99.3 Form of Stockholders Agreement by and between Salton, Inc., Harbinger Capital Partners Master Fund I, Ltd., and Harbinger Capital Partners Special Situations Fund, L.P.

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            99.4  Form of Registration Rights Agreement by and between Salton,
                  Inc., Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P.

            99.5 Second Amendment to Rights Agreement dated as of February 7, 2007, by and between Salton, Inc. and UMB Bank, N.A.

            99.6 Form of Amendment to Restated Certificate of Incorporation of Salton, Inc.

            99.7  Press Release issued on February 8, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2007

                                            SALTON, INC.

                                            /s/ WILLIAM LUTZ
                                            ------------------------
                                            William Lutz
                                            Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT                            DESCRIPTION
  NO.                              -----------
------
 99.1 Agreement and Plan of Merger dated as of February 7, 2007 by and between Salton, Inc., SFP Merger Sub, Inc., and APN Holding Company, Inc.

 99.2 Commitment Agreement dated as of February 7, 2007 by and between Salton, Inc., Harbinger Capital Partners Master Fund I, Ltd., and Harbinger Capital Partners Special Situations Fund, L.P.

 99.3 Form of Stockholders Agreement by and between Salton, Inc., Harbinger Capital Partners Master Fund I, Ltd., and Harbinger Capital Partners Special Situations Fund, L.P.

 99.4 Form of Registration Rights Agreement by and between Salton, Inc., Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P.

 99.5 Second Amendment to Rights Agreement dated as of February 7, 2007, by and between Salton, Inc. and UMB Bank, N.A.

 99.6  Form of Amendment to Restated Certificate of Incorporation of Salton,
       Inc.

 99.7  Press Release issued on February 8, 2007.

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